SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2003

NUVELO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-022873	36-3855489

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

675 Almanor Avenue, Sunnyvale, California 94085

(Address of principal executive offices, including zip code)

(408) 215-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12: Results of Operations and Financial Condition.
EXHIBIT 99.1

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated July 31, 2003.

Item 12: Results of Operations and Financial Condition.

     On July 31, 2003, we issued a press release, which sets forth our results of operations for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003	By:	/s/ Peter S. Garcia Peter S. Garcia Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1 Press Release dated July 31, 2003.